NOTICE OF ASSIGNMENT
                                       AND
                                 AMENDMENT NO. 1
                                TO LOAN AGREEMENT



                                December 13, 1996



To:  Ms. Valerie Rosenfeld
     Vice President and Treasurer
     Merix Corporation
     P.O. Box 3000, F8-118
     Forest Grove, OR 97116

     Bank of America National Trust
       and Savings Association, as
       Letter of Credit Agent
     Commercial Banking
     121 S.W. Morrison Street
     Suite 1700
     Portland, OR 97204
     Attn:  Robert Countryman
            Vice President

     Bank of America NW, N.A.,
       as Agent
     701 Fifth Avenue, 16th Floor
     Seattle, Washington 98104
     Attn:  Ms. Dora A. Brown
            Assistant Vice President/
            Senior Agency Officer


From: Bank of America National Trust and Savings Association, as a Lender (the "Assignor")

       Wells Fargo Bank, N.A. (the "Assignee")


          1. We refer to that Loan Agreement dated as of October 31, 1996 (which, as it may be further amended, modified, renewed or extended from time to time is herein called the "Loan Agreement"), among Merix Corporation, as the Borrower, certain banks party thereto, including the Assignor, as the Lenders, Bank of America National Trust and Savings Association, as Letter of


Page 1 - NOTICE OF ASSIGNMENT

Credit Agent, and Bank of America NW, N.A., as the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Loan Agreement.

          2. This Notice of Assignment and Amendment No. 1 to Loan Agreement (this "Notice") is given and delivered to the Borrower and the Agent pursuant to
Section 11.5 of the Loan Agreement.

          3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of December 13, 1996 (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor an interest in and to the Assignor's rights and obligations under the Loan Agreement such that after giving effect to such assignment the Assignee's Commitment shall be $10,000,000 and its Pro Rata Share of all outstanding rights and obligations under the Loan Agreement shall be 33-1/3%. The Effective Date of the Assignment shall be the later of December 13, 1996 or two Business Days (or such shorter period as agreed to by the Agent) after this Notice has been executed and delivered among each of the Assignor, the Assignee, the Agent, the Letter of Credit Agent and the Borrower, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee in the Assignment has not been satisfied.

          4. The Assignor and the Assignee hereby give to the Borrower and the Agent notice of the Assignment and delegation referred to herein. The Assignor will confer with the Agent to determine the Effective Date of this Assignment pursuant to Section 3 hereof. The Assignor shall notify the Agent if the Assignment does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee in the Assignment. At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

          5. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacement Notes, to the Assignor and the Assignee. The Assignor agrees to deliver to the Agent the original Note received by it from the Borrower upon its receipt of a new Note in the appropriate amount.

          6. In accordance with Section 11.5 of the Loan Agreement, the Assignee agrees to be bound by the terms of the Loan Agreement, as a Lender, with respect to the rights and obligations assumed under the Assignment.

          7. The Assignee advises the Agent that notice instructions are as set forth in the Assignment. Assignee will provide to Agent payment instructions.


Page 2 - NOTICE OF ASSIGNMENT

          8. Assignor and Assignee acknowledge and agree to amend the Loan Agreement, subject to approval of Agent, Letter of Credit Agent and Borrower, to note that in the definition of "LIBOR Rate" that the display of the interest settlement rates for deposits in French Francs for purposes of determining the Euro-Dollar Rate will be as set forth on the display designated as "Page 3740" on the Telerate Service and the display of the interest settlement rates for deposits in Swedish Krone for purposes of determining the Euro-Dollar Rate will be as set forth on the display designated as "Page 9328" on the Telerate PMI Service.

ASSIGNOR:                              ASSIGNEE:

BANK OF AMERICA NATIONAL TRUST         WELLS FARGO BANK, N.A.
AND SAVINGS ASSOCIATION

By:                                    By:
    ------------------------------         ------------------------------
Title:                                 Title:
      ----------------------------           ----------------------------


          The Agent hereby acknowledges receipt of the foregoing Notice and hereby agrees that the form of such Notice is satisfactory to the Agent so as to satisfy the requirements of Section 11.5 of the Loan Agreement with respect to the assignment by the Assignor to the Assignee pursuant to the Assignment referred to in the foregoing Notice. The Agent also hereby releases the Assignor from any obligations to it which have been assigned to the Assignee. Additionally, Agent accepts and agrees to the Amendment to the Loan Agreement as set forth in Paragraph 8 of this Notice.

                                       BANK OF AMERICA NW, N.A.


                                       By:
                                           -------------------------------

                                       Title:
                                              ----------------------------

          The Borrower hereby acknowledges receipt of the foregoing Notice and, pursuant to Section 11.5 of the Credit Agreement, hereby consents to the assignment by the Assignor to the Assignee pursuant to the Assignment referred to in the foregoing Notice. The undersigned also hereby releases the Assignor from any obligations to it which have been assigned to the Assignee. Additionally, Borrower accepts and agrees to the Amendment to the Loan Agreement as set forth in Paragraph 8 of this Notice.

                                       MERIX CORPORATION


                                       By:
                                           -------------------------------

                                       Title:
                                              ----------------------------


Page 3 - NOTICE OF ASSIGNMENT

          The Letter of Credit Agent hereby acknowledges receipt of the foregoing Notice and, pursuant to Section 11.5 of the Loan Agreement, hereby consents to the assignment by the Assignor to the Assignee pursuant to the Assignment referred to in the foregoing Notice. The undersigned also hereby releases the Assignor from any obligations to it which have been assigned to the Assignee. Additionally, Letter of Credit Agent hereby accepts and agrees to the Amendment to the Loan Agreement as set forth in Paragraph 8 of this Notice.

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION



                                       By:
                                           -------------------------------

                                       Title:
                                              ----------------------------


Page 4 - NOTICE OF ASSIGNMENT

                              ASSIGNMENT AGREEMENT



          This Assignment Agreement (this "Assignment Agreement") between Bank of America National Trust and Savings Association (the "Assignor") and Wells Fargo Bank, N.A. (the "Assignee") is dated as of December 13, 1996. The parties hereto agree as follows:

          1. Preliminary Statement. The Assignor is a party to a Loan Agreement dated as of October 31, 1996 (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Loan Agreement"), among Merix Corporation (the "Borrower"), certain banks party thereto, including the Assignor (the "Lenders"), Bank of America NW, N.A., as agent for the Lenders (the "Agent") and Bank of America National Trust and Savings Association, as Letter of Credit Agent (the "Letter of Credit Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Loan Agreement.

          2. Assignment and Assumption. The Assignor hereby sells and assigns to Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Loan Agreement such that after giving effect to such assignment the Assignee's Commitment shall be $10,000,000 and its Pro Rata Share of all outstanding rights and obligations under the Loan Agreement shall be 33-1/3%.

          3. Effective Date. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of December 13, 1996 or two Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Exhibit I attached hereto has been executed and delivered among each of the Assignor, the Assignee, the Agent, the Letter of Credit Agent and the Borrower. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

          4. Paymets Obligations. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Agent with respect to all Loans made or reimbursement obligations assumed under any Letter of credit issued on or after the Effective Date with respect to the interest assigned hereby. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.


Page 1 - ASSIGNMENT AGREEMENT

          5. Representations of the Assignor; Limitation an the Assignor's Liability. There are currently no Loans outstanding and Letter of Credit Agent has not issued any Letters of Credit to Borrower which are subject to the terms of the Loan Agreement. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, (ii) any representation or warranty made by the Borrower, (iii) the financial condition or creditworthiness of the Borrower, or (iv) the performance of or compliance by the Borrower with any of the terms or provisions of any of the Loan Documents.

          6. Representations of the Assignee. The Assignee (i) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will independently and without reliance upon the Agent, the Letter of Credit Agent, the Assignor or any other Lender and based on such documents and inf ormation as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Assignee shall provide Agent with its payment instructions. Assignee's address and telefax number for notices are as set forth on the signature page hereof.

          7. Subsequent Assignments. After the Effective Date, the Assignee shall have the right pursuant to Section 11.5 of the Loan Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that any Such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation,, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained.

          8. Entire Acrreement. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.


Page 2 - ASSIGNMENT AGREEMENT

          9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the internal laws of the State of Oregon (without regard to conflicts of law or choice of law rules).

          10. Notices. Notices shall be given under this Assignment Agreement in the manner set forth in the Loan Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION


                                       By: ROBERT J. COUNTRYMAN
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       WELLS FARGO BANK, N.A.


                                       By: DAVID GOODE
                                           -------------------------------------
                                       Title: VP
                                              ----------------------------------

                                       Address:    Portland Commercial
                                                   Banking Office
                                                   1300 S.W. Fifth Avenue
                                                   P.O. Box 3131
                                                   Portland, OR  97208
                                                   Attn:  David Goode
                                       Telephone:  (503) 225-4639
                                       Telefax:    (503) 225-2039


Page 3 - ASSIGNMENT AGREEMENT